Income taxes	12 Months Ended
Dec. 31, 2025
Income Tax [Abstract]
Income taxes [Text Block]

24. Income taxes

(a) Current income tax

Income tax expense differs from the amount that would result from applying Canadian federal and provincial income tax rates to earnings from continuing operations before taxes. These differences result from the following items:

	Year ended December 31,
	2025	2024
	$	$
Average statutory tax rate	27%	27%

Income before income taxes	30,482	8,541

Expected income tax expense	8,230	2,306
Effect of differences in tax rates in foreign jurisdictions	3,309	1,168
Unrealized loss on gold hedges	30,569	-
Change in unrecognized deferred tax assets	11,327	(5,651)
Non-deductible expenses	7,271	4,576
Share of net income related to joint venture	-	(657)
Fair value adjustment on redeemable preferences shares	-	(447)
Gain on derecognition of equity investment in joint venture	-	(382)
Deferred tax assets acquired	-	(1,867)
Foreign accrual property income	577	954
Income tax expense	61,283	-

Total income tax represented by:
Current tax expense	(38,259)	-
Deferred tax expense	(23,024)	-
Total income tax expense	(61,283)	-
During the year ended December 31, 2025, the Company recognized current income tax expense of $38.3 million (year ended December 31, 2024 - nil) and paid income tax installments totaling $34.1 million. In Ghana, income tax installments are paid quarterly, with 90% of estimated taxes due by December 31st of the current tax year. Any remaining tax payments are made upon filing of the annual tax return.

(b) Deferred income tax ("DIT")

The significant components of the Company's deferred tax assets and liabilities as at December 31, 2025 and 2024 were as follows:

	Year ended December 31,
	2025	2024
	$	$
Deferred tax assets:
Deferred financing costs	-	12,952
Provisions	3,958	3,963
Right‐of‐use asset	1,951	22
Operating losses	-	2,462
Non‐capital losses	247	12
Deferred tax liabilities:
Mineral properties, plant and equipment	(28,933)	(17,330)
Asset retirement provisions	-	(2,046)
Lease liabilities	-	(19)
Other	(247)	(16)
Net deferred tax assets (liabilities)	(23,024)	-

During the year ended December 31, 2025, the Company recognized DIT expense of $23.0 million (year ended December 31, 2024 - nil). The DIT expense arises due to the initial recognition of deferred taxes on certain liabilities of the AGM that may not have tax basis at the time those liabilities are expected to be incurred.

As at December 31, 2025, the Company has tax losses of $81.8 million (December 31, 2024 - $80.0 million) in Canada, which expire between 2029 and 2045. The Company has no unutilized tax losses in Ghana (December 31, 2024 - $7.0 million).

Unrecognized deferred tax assets are comprised of the following:

	Year ended December 31,
	2025	2024
	$	$
Non-capital losses carried forward	21,844	21,590
Mineral properties, plant and equipment	1,064	1,034
Financial liabilities	30,570	-
Accounts payable and accrued liabilities	3,843	2,036
Deferred financing costs	13,374	-
Lease liabilities	-	2,105
Asset retirement provisions	20,976	22,880
Capital losses	2,475	2,476
Other	225	354
Total	94,371	52,475
The aggregate amount of deductible temporary differences associated with investments in subsidiaries for which deferred taxes have not been recognized as at December 31, 2025 was $2.0 million (December 31, 2024 - deductible temporary differences of $2.0 million).